UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Blackstone Secured Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024 PROXY STATEMENT

Blackstone Secured Lending

Blackstone Secured Lending

345 Park Avenue, 31st Floor

New York, New York 10154

July 11, 2024

Dear Shareholders:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Secured Lending Fund (the “Company”), a Delaware statutory trust, to be held virtually on September 12, 2024, at 10:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/BXSL2024. Shareholders of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on July 8, 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are being made available to shareholders on or about July 11, 2024. Your vote is very important to us.

The Board of Trustees of the Company (the “Board of Trustees” or the “Board”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. You can vote for the Board of Trustees’ nominees and on the other matter virtually at the Meeting by following the instructions in the Notice of Internet Availability of Proxy Materials and this proxy statement. Voting by Internet, telephone or by mailing the proxy card in advance of the Meeting are other available options.

It is important that your shares be represented at the Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and this proxy statement and authorize a proxy via the Internet or telephone to vote your shares. The Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Meeting free of charge, and you may also authorize your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Meeting. Voting by proxy does not deprive you of your right to participate in the Meeting.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

Brad Marshall

Trustee, Chairperson and Co-Chief Executive Officer

Jonathan Bock

Co-Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 12, 2024.

The accompanying proxy statement and the Company’s 2023 Annual Report are available at www.sec.gov and www.proxyvote.com.

345 Park Avenue, 31st Floor

New York, New York 10154

NOTICE OF VIRTUAL 2024 ANNUAL MEETING OF SHAREHOLDERS

Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/BXSL2024

September 12, 2024, 10:00 a.m., Eastern Time

July 11, 2024

To the Shareholders of Blackstone Secured Lending Fund:

The 2024 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Secured Lending Fund (the “Company”), a Delaware statutory trust, will be conducted virtually, solely by the means of remote communication, on September 12, 2024, at 10:00 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/BXSL2024

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, the shareholders of the Company will consider and vote on the following proposals:

1.	Shareholders of the Company are being asked to elect two (2) Trustees of the Company, to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders of the Company are being asked to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

These proposals are discussed in greater detail in the accompanying proxy statement.

The Board of Trustees of the Company (the “Board of Trustees” or the “Board”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. You can vote for the Board of Trustees’ nominees and on the other matter virtually at the Meeting by following the instructions in the Notice of Internet Availability of Proxy Materials and this proxy statement. Voting by Internet, telephone or by mailing the proxy card in advance of the Meeting are other available options.

You have the right to receive notice of, and to vote at, the Meeting if you were a shareholder of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on July 8, 2024. A list of these shareholders will be open for examination by any shareholder for any purpose germane to the Meeting for a period of 10 days prior to the Meeting at the Company’s principal executive offices at 345 Park Avenue, 31st Floor, New York, New York 10154. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and this proxy statement.

We are not aware of any other business, or any other nominees for election as trustees of the Company, that may properly be brought before the Meeting.

By order of the Board of Trustees of Blackstone Secured Lending Fund

Oran Ebel

Chief Legal Officer and Secretary

New York, New York

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not otherwise incorporated by reference into, this proxy statement

1

VIRTUAL 2024 ANNUAL MEETING OF SHAREHOLDERS

To be Held on September 12, 2024

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Blackstone Secured Lending Fund (the “Company”, “we”, “us” or “our”) for use at the Company’s virtual 2024 Annual Meeting of Shareholders (the “Meeting”) to be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are being made available to shareholders on or about July 11, 2024.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives your voting instructions in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified.

General Information About the Meeting and Voting

In this section of the proxy statement, we answer some common questions regarding the Meeting and the voting of shares at the Meeting.

When will the Meeting be held?

The Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the Meeting will only be conducted via live webcast. The Meeting will be held on September 12, 2024, at 10:00 a.m., Eastern Time.

How do I attend and vote my shares at the Meeting?

To participate in the Meeting, visit www.virtualshareholdermeeting.com/BXSL2024 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common shares of beneficial interest through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 9:45 a.m., Eastern Time on September 12, 2024. Please allow time for online check-in procedures.

Who can vote?

You are entitled to attend and participate in the Meeting only if you are a record shareholder of common shares of beneficial interest of the Company, par value $0.001 per share, as of the close of business on the record date for the Meeting, which is July 8, 2024 (the “Record Date”), or you hold a valid proxy for the Meeting.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The U.S. Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and the Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability of Proxy Materials.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials Card?

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I access the proxy statement, meeting and other materials?

This proxy statement and the Company’s most recent Annual Report, including audited financial statements for the fiscal year ended December 31, 2023, are available upon request, without charge, by writing to the Company at c/o Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, New York 10154 or via the Internet at www.bxsl.com or www.sec.gov.

What am I voting on?

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, the shareholders of the Company will consider and vote on the following proposals as to the Company:

1.	Shareholders of the Company are being asked to elect two (2) Trustees of the Company, to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders of the Company are being asked to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Board of Trustees of the Company (the “Board of Trustees” or “Board”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in this proxy statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. Because the second proposal is a “routine matter” per the New York Stock Exchange (“NYSE”) rules and instructions, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of any common shares of beneficial interest of the Company held of record by a broker or its nominees on behalf of beneficial owners (“Broker Securities”) and your broker will be permitted to vote any Broker Securities with respect to this proposal. You can vote for the Board of Trustees’ nominees and on the other matter by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

These proposals are discussed in greater detail in this proxy statement.

What constitutes a quorum?

The holders of one third of the shares entitled to vote on any matter at the Meeting present at the Meeting or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. Whether or not a quorum is present, any meeting of shareholders may be adjourned for any lawful purpose by the Chairperson of the Board of Trustees, the Trustees of the Company (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the Record Date. A shareholder vote may be taken on one of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote “FOR” any proposal in favor of such adjournment and “AGAINST” any proposal against such adjournment.

What is the required vote for approval of each proposal?

Election of trustees. The affirmative vote of a plurality of all the votes cast in the election of trustees at the Meeting is required to elect the nominees of the Company. Plurality voting simply means that the number of nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of common shares of beneficial interest present in person or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. Brokerage firms have the authority under the NYSE Listing Standards to cast votes on certain “routine” matters if they do not receive instructions. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

Will I be able to participate in the online annual meeting on the same basis as I would be able to participate in a live meeting?

The Meeting will be held in a virtual meeting format only. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost. We designed the format of the Meeting to ensure that our shareholders who attend our Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

∎	providing shareholders with the ability to submit appropriate questions real-time via the Meeting website, limiting questions to one per shareholder unless time otherwise permits; and

∎	answering as many questions submitted in accordance with the Meeting rules of conduct as possible in the time allotted for the Meeting without discrimination.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

What are “broker non-votes”?

Pursuant to NYSE Rule 452 and the corresponding Listed Company Manual Section 402.08, discretionary voting by banks or brokers of Broker Securities is generally prohibited, subject to the exceptions discussed in this paragraph. If you do not give instructions to your bank or broker within ten days of the Meeting, your bank or broker may vote Broker Securities with respect to matters that the NYSE determines to be “routine,” but will not be permitted to vote your Broker Securities with respect to “non-routine” items. When a bank or broker has not received instructions from the beneficial owners of Broker Securities or persons entitled to vote any Broker Securities, and the bank or broker cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Meeting and will have the same effect as votes against a “non-routine” matter.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice of Internet Availability of Proxy Materials and in this proxy statement to authorize a proxy to vote your shares electronically via the Internet or by telephone. To authorize a proxy to vote electronically via the Internet, visit www.virtualshareholdermeeting.com/BXSL2024 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common shares of beneficial interest through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 9:45 a.m., Eastern Time on September 12, 2024. Please allow time for online check-in procedures.

If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct.

You may cast one vote for each share of common shares of beneficial interest of the Company that you owned as of the Record Date for each matter submitted for a vote at the Meeting. Each share of the Company’s common shares of beneficial interest has equal voting rights with all other shares of the Company’s common shares of beneficial interest, which is the only class of voting securities outstanding of the Company. As of the close of business on the July 8, 2024 Record Date, the Company had 198,611,919 common shares of beneficial interest outstanding.

The close of business on July 8, 2024, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Company’s Meeting and all adjournments or postponements thereof. This proxy statement and the accompanying materials were made available to shareholders on or about July 11, 2024.

What if other matters come up at the Meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, and you are a shareholder of record and you are present at the Meeting you may vote on such matters, or if you have authorized a proxy to vote your shares, the persons named in the proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Meeting. Your attendance at the Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Secured Lending Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, Attention: Secretary.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. or its designee will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

The Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Company’s adviser or administrator, and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. The Company retains a solicitor and estimates that it will pay an aggregate of approximately $32,200 plus out-of-pocket expenses for such services and you could be contacted by telephone on behalf of the Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Company will reimburse brokers and other persons holding the Company’s common shares of beneficial interest in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of the Company’s investment adviser, Blackstone Credit BDC Advisors LLC, is 345 Park Avenue, 31st Floor, New York, New York 10154.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” each proposal listed in the Notice of Virtual 2024 Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

PROPOSAL 1: ELECTION OF NOMINEES TO THE COMPANY’S BOARD OF TRUSTEES

Nominees for the Company’s Board of Trustees

The Company’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Company. Each Nominee is currently a Trustee of the Company. Brad Marshall and Tracy Collins have been nominated by the Board for election to a three-year term to expire at the Company’s 2027 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Trustee/Nominee	Class	Expiration of Term if Elected

Brad Marshall	Class III	2027 Annual Meeting

Tracy Collins	Class III	2027 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. No person being nominated by the Company as a Trustee is being proposed for election pursuant to any agreement or understanding between any such person and that Company.

This proposal is considered a “non-routine matter” per the NYSE rules and instructions; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of Broker Securities.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of the Company.

The Board of Trustees based their decision to nominate each Trustee/Nominee upon the following as to each Trustee: his or her character and integrity; his or her service as a member of other boards of trustees/directors; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, in respect of Ms. Collins, her not being an “interested person” of the Company, as that term is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”); and, in respect of Mr. Marshall, his roles with Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc. (“Blackstone”), “Blackstone Credit & Insurance”) and Blackstone. No factor, by itself, was controlling. In addition to the information provided in the table included below, each Trustee possesses the following attributes: Mr. Bass, experience as an executive and service as a board member; Ms. Collins, experience as an executive and service as a board member of another registered management investment company; Ms. Fuller, experience as an executive and service as a board member of other registered management investment companies; Mr. Clark, experience as an investment professional; Mr. Marshall, experience as an executive, investment professional and leadership roles with Blackstone Credit & Insurance and Blackstone; Mr. Sawhney, experience as an executive and leadership roles with Blackstone; and Ms. Greene, experience as an executive and service as a board member of a national market system exchange. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards of Trustees by reason thereof.

Biographical Information

Nominees

The Nominees have been divided into two groups: interested trustees and independent trustees. An interested trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. An independent trustee is a person that is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Brad Marshall

Age: 51 Trustee Since: 2018

Biographical Information:

Mr. Marshall is the Global Head of Private Credit Strategies, Chairperson of the Board and Co-CEO of both BXSL and Blackstone Private Credit Fund (“BCRED”) for Blackstone Credit & Insurance based in New York. Before joining Blackstone in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as Chief Financial Officer.

Qualifications:

Mr. Marshall received an M.B.A. from McGill University in Montreal and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada. Mr. Marshall also serves on the board of trustees of BCRED.

Tracy Collins

Age: 61 Trustee Since: 2018 Committees: ∎ Audit Committee ∎ Nominating and Governance Committee (Chair) ∎ Compensation Committee

Biographical Information:

Ms. Collins is an independent finance professional and most recently served as CEO to SmartFinance LLC (2013-2017), a Fintech startup purchased by MidFirst Bank in December of 2017. During her career in financial services, Ms. Collins worked as a Senior Managing Director (Partner) and Head of Asset-Backed Securities Research at Bear Stearns & Co., Inc. for six years and prior to that as a Managing Director (Partner) and Head of Asset-Backed Securities and Structured Products at Credit Suisse (formerly known as Credit Suisse First Boston) for nine years. During her tenure as a structured product specialist, Ms. Collins was consistently recognized as a “First Team All American Research Analyst.” Ms. Collins served as an independent director for KKR Financial from August 2006 to May 2014.

Qualifications:

Ms. Collins graduated from the University of Texas at Austin in the Plan II Honors Program. Ms. Collins also serves on the board of trustees of BCRED.

REQUIRED VOTE

The election of each of Mr. Marshall (Class III) and Ms. Collins (Class III) for Trustee of the Company requires the affirmative vote of the holders of a plurality of the votes cast by holders of the Company’s common shares of beneficial interest represented at the Meeting, if a quorum is present. Plurality voting simply means that the number of nominees getting the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal.

THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ELECTION OF THE COMPANY’S NOMINEES.

Additional Information about each Trustee/Nominee and the Company’s Officers

Set forth in the table below are the Trustees/Nominees and Officers of the Company, as well as their birth year, information relating to their respective positions held with the Company, and during at least the past five years, their principal occupations and other directorships of public or registered investment companies, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by the Trustee During the Past Five Years

INDEPENDENT TRUSTEES:

Robert Bass Birth Year: 1949	Trustee	Trustee Since: 2018 Term Expires: 2026	Mr. Bass was formerly a Vice Chairman (2006-2012) and Partner (1982-2012) of Deloitte & Touche LLP.	2	Director, Bowlero Corporation (2021-present); Director, Groupon, Inc. (2012-present); and Director, Redfin Corporation (2016-present).

James F. Clark Birth Year: 1961	Trustee	Trustee Since: 2020 Term Expires: 2025	Mr. Clark serves as Partner (2004-Present) and Investment Committee member (2004-2020) of Sound Shore Management, Inc.	2	None.

Tracy Collins* Birth Year: 1963	Trustee	Trustee Since: 2018 Term Expires: 2024 Term Expires (if elected): 2027	Ms. Collins formerly served as an independent finance professional and Chief Executive Officer of SmartFinance LLC (a Fintech startup) (2013-2017).	2	Director, KKR Financial (2006-2014).

Vicki L. Fuller Birth Year: 1957	Trustee	Trustee Since: 2020 Term Expires: 2025	Ms. Fuller is founder and CEO of VLF Development LLC (strategic consultancy) (2018-present). Ms. Fuller was formerly the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018).	2	Director, Fidelity Equity and High Income Funds (2018-present); and Director, The Williams Companies (2018-2021).

Michelle Greene Birth Year: 1969	Trustee	Trustee Since: 2022 Term Expires: 2026	Ms. Greene serves as President Emeritus, a member of the Board and advisor to the Long-Term Stock Exchange (2016-present). Ms. Greene also is an adjunct professor at Columbia University’s School of International and Public Affairs (2013-2020; 2023-present), a senior advisor at Leadership Now (March 2024-present) and a fellow and advisory board member at the Aspen Institute’s Business & Society Program (2022-present).	2	None.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years

INTERESTED TRUSTEES(3)

Brad Marshall* Birth Year: 1972	Trustee, Chairperson, and Co-Chief Executive Officer	Trustee Since: 2018 Term Expires: 2024 Term Expires (if elected): 2027	Mr. Marshall is the Global Head of Private Credit Strategies and a Senior Managing Director of Blackstone. He is a senior portfolio manager in Blackstone Credit & Insurance’s Performing Credit Group and oversees Blackstone Credit & Insurance’s Direct Lending effort. Mr. Marshall is a member of Blackstone Credit & Insurance’s Performing Credit Investment Committee.	2	None.

Vikrant Sawhney Birth Year: 1970	Trustee	Trustee Since: 2021 Term Expires: 2025	Mr. Sawhney is a Senior Managing Director of Blackstone. Mr. Sawhney is Blackstone’s Chief Administrative Officer and Global Head of Institutional Client Solutions.	2	None.

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Jonathan Bock Birth Year: 1982	Co-Chief Executive Officer	Officer Since: 2023 Term of Office: Indefinite	Mr. Bock is the Global Head of Market Research for Blackstone Credit & Insurance and a Senior Managing Director of Blackstone. Before joining Blackstone, Mr. Bock was the Chief Executive Officer of Barings BDC. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors.

Carlos Whitaker Birth Year: 1976	President	Officer Since: 2021 Term of Office: Indefinite	Mr. Whitaker is a Senior Managing Director of Blackstone. Before joining Blackstone, Mr. Whitaker had a 21-year career at Credit Suisse where he was a Managing Director and senior executive in the global markets division.

Teddy Desloge Birth Year: 1988	Chief Financial Officer	Officer Since: 2023 Term of Office: Indefinite	Mr. Desloge is a Managing Director of Blackstone. Mr. Desloge is involved with investment management for Blackstone Credit & Insurance’s various direct lending vehicles. Since joining Blackstone Credit & Insurance in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, and supporting Blackstone Credit & Insurance’s Private Credit Strategies.

Katherine Rubenstein Birth Year: 1978	Chief Operating Officer	Officer Since: 2021 Term of Office: Indefinite	Ms. Rubenstein is a Managing Director of Blackstone and the Chief Operating Officer of North America Private Credit for Blackstone Credit & Insurance. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital.

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Matthew Alcide Birth Year: 1987	Chief Accounting Officer and Treasurer	Officer Since: 2023 Term of Office: Indefinite	Mr. Alcide is a Senior Vice President of Blackstone. Mr. Alcide leads the Blackstone Credit & Insurance BDC Finance Group where he oversees the accounting and financial reporting for Blackstone’s BDCs. Prior to joining Blackstone, Mr. Alcide was a Director in the New York and London offices of PricewaterhouseCoopers LLP where he provided assurance and accounting services to companies and investment funds across the asset management, investment banking and broker-dealer industries with a focus on SEC registrants and other publicly traded entities.

Oran Ebel Birth Year: 1979	Chief Legal Officer and Secretary	Officer Since: 2023 Term of Office: Indefinite	Mr. Ebel is a Managing Director of Blackstone and Deputy General Counsel of Blackstone Credit & Insurance. Before joining Blackstone in 2013, Mr. Ebel was an associate at Debevoise & Plimpton LLP in the Finance Group.

William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director of Blackstone and serves as the Chief Compliance Officer of Blackstone’s Registered Funds. Before joining Blackstone, Mr. Renahan was a Senior Managing Director and Chief Compliance Officer of Duff & Phelps Investment Management and its affiliated funds.

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Stacy Wang Birth Year: 1989	Head of Stakeholder Relations	Officer Since: 2023 Term of Office: Indefinite	Ms. Wang is a Managing Director of Blackstone. Prior to her current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors in Blackstone Credit & Insurance. Prior to joining Blackstone in 2015, Ms. Wang worked as an Investment Banking Associate at Natixis, where she focused on leveraged finance and M&A transactions.

Lucie Enns(4) Birth Year: 1990	Chief Securities Counsel	Officer Since: 2024 Term of Office: Indefinite	Ms. Enns is a Senior Vice President of Blackstone. Before joining Blackstone in 2021, Ms. Enns was an associate at Simpson Thacher & Bartlett in the Registered Funds Group.

*	Trustee/Nominee.
(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)

The “Fund Complex” consists of the Company, BCRED, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Marshall and Sawhney are interested persons due to their employment with the Adviser (as defined below).
(4)	Ms. Enns was appointed as Chief Securities Counsel of the Company effective as of the close of business on May 1, 2024.

The Investment Adviser and Administrator

Blackstone Credit BDC Advisors LLC (the “Adviser”), a subsidiary of Blackstone Alternative Credit Advisors LP, is the Company’s investment adviser, and its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Blackstone Alternative Credit Advisors LP is the administrator for the Company (the “Administrator”), and its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Trustee Transactions with Company Affiliates

As of December 31, 2023, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the NYSE Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Company and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.

Code of Business Conduct and Ethics and Other Corporate Governance Matters

The Company has adopted a code of business conduct and ethics (the “Code”) that applies to the Company’s officers, Trustees and employees (to the extent applicable). The Code is designed to comply with SEC regulations and NYSE Listing Standards. Our Code is available on our website, www.bxsl.com, under the “Shareholder Resources” tab by selecting “Corporate Governance.”

The Independent Trustees have authority to grant any waiver of the Code. We intend to disclose any modification or waiver of the Code on our website, as required by law or stock exchange regulations.

Our Code operates in conjunction with, and in addition to, the policies of the Adviser and those of the Company. We and the Adviser have codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively, that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

We have also adopted corporate governance guidelines to advance the functioning of the Board and its committees and to set forth the Board’s expectations as to how it and the Trustees should perform its and their respective functions. Our corporate governance guidelines are available on our website, www.bxsl.com, under the “Shareholder Resources” tab by selecting “Corporate Governance.”

The Company does not have a hedging policy for its executive officers and Trustees at this time.

The Company does not require Trustees to attend the Annual Meeting of Shareholders, and as a result, one Trustee attended the annual meeting of shareholders in 2023.

Executive Officer Compensation

None of our executive officers will receive direct compensation from the Company. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Adviser’s investment committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers and Trustees.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Company’s Independent Trustees for the fiscal year ended December 31, 2023. Trustees and Officers of the Company who are employed by Blackstone Credit & Insurance, including the interested Trustees, receive no compensation or expense reimbursement from the Company.

Name of Trustee/Nominee	Fees Earned or Paid in Cash(1)	Total Compensation Paid From the Fund Complex(2)

Robert Bass(3)	$190,500	$378,500

James F. Clark	$180,500	$361,000

Tracy Collins	$180,500	$361,000

Vicki L. Fuller	$173,500	$347,000

Michelle Greene	$180,500	$361,000

(1)	The Company does not have a profit-sharing plan, and Trustees do not receive any pension or retirement benefits from the Company.
(2)

Total compensation paid from the Fund Complex includes compensation paid by the Company and $188,000, $180,500, $180,500, $173,500 and $180,500 of compensation paid to Mr. Bass, Mr. Clark, Ms. Collins, Ms. Fuller and Ms. Greene,

respectively, by BCRED for the fiscal year ended December 31, 2023. The Blackstone Credit & Insurance Closed-End Funds and Blackstone Alternative Multi Strategy Fund do not pay compensation to the Trustees.
(3)	Includes compensation as Chairperson of the Audit Committee.

No compensation is paid to trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. Prior to April 1, 2024, the Company paid each Independent Trustee: (i) $150,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $10,000 per year for the Chairperson of the Audit Committee. On May 1, 2024, the Compensation Committee approved an update to compensation paid by the Company to each Independent Trustee. Effective April 1, 2024, the Company pays each Independent Trustee: (i) $200,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $15,000 per year for the Chairperson of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Trustee incurred by such trustee in connection with the fulfillment of his or her duties as an Independent Trustee.

The Company’s Board of Trustees met nine times during the fiscal year ended December 31, 2023. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of July 8, 2024, the beneficial ownership as indicated in the Company’s books and records of each current trustee, the nominees for trustee, the Company’s executive officers, the executive officers and Trustees as a group, and each person known to us to beneficially own 5% or more of the outstanding common shares of beneficial interest. Ownership information for those persons who beneficially own 5% or more of our shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

The percentage ownership is based on 198,611,919 common shares of beneficial interest outstanding as of July 8, 2024. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such shareholder.

Trustees and Executive Officers

Name & Address(1)	Total Shares Owned	Percentage of Shares Held

Common Shares of Beneficial Interest

Robert Bass	13,970	*

James F. Clark	—	—

Tracy Collins	—	—

Vicki L. Fuller	—	—

Michelle Greene	—	—

Brad Marshall	203,284	*

Vikrant Sawhney	—	—

Jonathan Bock	—	—

Carlos Whitaker	3,895	*

Teddy Desloge	—	—

Katherine Rubenstein	3,936	*

Matthew Alcide	—	—

Oran Ebel	—	—

William Renahan	—	—

Stacy Wang	9,708	*

Lucie Enns	—	—

All Trustees and Executive Officers as a Group (16 persons)	234,793	*

5% or Greater Shareholders of the Company’s Common Shares of Beneficial Interest

Greenwich Venture Capital LLC(2)	12,595,999	6.3%

QIA FIG Glass Holding Limited(3)	13,723,035	6.9%

*	Amounts round to less than 1%.
(1)	The address for each executive officer and Trustee of the Company is 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)

Beneficial ownership information is based on information contained in the Schedule 13G/A filed on February 14, 2024 jointly by Greenwich Venture Capital LLC (“Greenwich Venture”), Locust Street Associates GP, LLC (“Locust Street”) and Michael Karp. According to the schedule, 12,595,999 of our common shares are held directly by Greenwich Venture. Locust Street is the sole member of Greenwich Venture. Mr. Karp is the sole member of Locust Street. Locust Street and Mr. Karp may be deemed to beneficially own the common shares held directly by Greenwich Venture. Included in the number of shares owned listed above as beneficially owned by Mr. Karp are 12,595,999 shares over which Mr. Karp has shared voting power, and 12,595,999 shares over which Mr. Karp has shared dispositive power. In addition to our common shares listed above, Mr. Karp directly holds 3,275,976 shares over which Mr. Karp has sole voting and dispositive power. The address of each reporting person in this note is 1062 Lancaster Avenue, Suite 30B, Bryn Mawr, PA 19010.

(3)	The address for QIA FIG Glass Holding Limited is Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, State of Qatar.

Application of Control Share Statute

The Company is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Share Statute”). The Control Share Statute applies to any closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act organized as a Delaware statutory trust and listed on a national securities exchange, such as the Company. The Control Share Statute became automatically applicable to the Company on August 1, 2022. In general, the Control Share Statute limits the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Statute. The Company’s Board of Trustees may exempt acquisitions from the application of the Control Share Statute.

The Control Share Statute requires shareholders to disclose any control share acquisition to the Company within 10 days of such acquisition and, upon request, to provide any related information the Company’s Board of Trustees reasonably believes is necessary or desirable.

Beneficial Ownership of Equity Securities Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in the Company and on an aggregate basis for the entire Fund Complex overseen by each Trustee as of July 8, 2024.

Trustee/Nominee	Dollar Range(1) of Equity Securities Beneficially Owned in the Company:	Aggregate Dollar Range(1) of Equity Securities Held in All Funds Overseen or to be Overseen by Trustee or Nominee in the Fund Complex

Independent Trustees/Nominees

Robert Bass	Over $100,000	Over $100,000

James F. Clark	None	Over $100,000

Tracy Collins	None	None

Vicki L. Fuller	None	None

Michelle Greene	None	None

Interested Trustees

Brad Marshall	Over $100,000	Over $100,000

Vikrant Sawhney	None	Over $100,000

(1)

Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000. This information has been furnished by each Trustee and nominee for election as Trustee as of July 1, 2024. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Leadership Structure of the Board of Trustees

The Board of Trustees is currently composed of seven Trustees, five Independent Trustees and two Interested Trustees. Brad Marshall serves as Chairperson of the Board. Mr. Marshall is an “interested person” of the Company. The appointment of Mr. Marshall as Chairperson reflects the Board of Trustees’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Trustees with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of board meetings. All committees are chaired by Independent Trustees. Executive sessions, which are meetings of the Independent Trustees without the presence of Interested Trustees and management, are regularly held throughout the year. At each of these meetings, the Independent Trustees will determine which member will preside at such session. The Board of Trustees has determined that its leadership structure is appropriate in light of the Company’s circumstances and provides for the informed and independent exercise of its responsibilities.

Oversight of Risk Management

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. In addition to such periodic reports, the Board, or a committee thereof, may receive updates from management as to the Company’s and the Adviser’s cybersecurity risks and Blackstone cybersecurity program developments. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Audit Committee

The Company’s Board of Trustees has an Audit Committee that is responsible for (a) assisting the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm; (b) preparing an Audit Committee report, if required by the SEC, which is included in this proxy statement; (c) overseeing the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls; (d) determining the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approving all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acting as a liaison between the Company’s independent registered public accounting firm and the Board. The members of the Audit Committee are Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards Robert Bass serves as the Chairperson of the Audit Committee. The Company’s Audit Committee met eight times during the fiscal year ended December 31, 2023.

The Board of Trustees has determined that all members of the Audit Committee are “financially literate” within the meaning of the NYSE Listing Standards and has designated Robert Bass as the Company’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

The Company’s Audit Committee charter is available on the Company’s website (www.bxsl.com).

Nominating and Governance Committee

The Company’s Board of Trustees has a Nominating and Governance Committee that is responsible for selecting and nominating the Company’s Independent Trustees for election as Trustees to the Board of Trustees of the Company. The members of the Nominating and Governance Committee are Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards. Ms. Collins serves as Chairperson of the Nominating and Governance Committee. The Company’s Nominating and Governance Committee met three times during the fiscal year ended December 31, 2023.

When vacancies or creations occur, the Nominating and Governance Committee will consider Trustee candidates recommended by a variety of sources to nominate for election by the Company’s shareholders. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Company’s Independent Trustees, the Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee may do so by submitting their recommendation with biographical information and a statement as to the qualifications of the proposed nominee to the Secretary of the Company at 345 Park Avenue, 31st Floor, New York, New York 10154. In considering Trustee candidates, the Nominating and Governance Committee will take into consideration whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee, whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee, the contribution which the person may be expected to make to the Board and the Company, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant and the character and integrity of the person. In evaluating Independent Trustee candidates, the Nominating and Governance Committee also considers, among other factors that it may deem relevant, whether or not the person is an “interested person” as defined in the 1940 Act, whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationship with Company management, the Company’s investment adviser, or any other principal Company service providers or their affiliates and whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes.

The Company’s Nominating and Governance Committee charter is available on the Company’s website (www.bxsl.com).

Compensation Committee

The Company’s Board of Trustees has a Compensation Committee comprised of Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards. Ms. Fuller serves as the Chairperson of the Compensation Committee. The Compensation Committee met one time during the fiscal year ended December 31, 2023.

The Compensation Committee is responsible for reviewing and approving the compensation of the Independent Trustees. In addition, although the Company does not directly compensate the Company’s executive officers currently, to the extent that the Company will do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the Board of Trustees regarding their compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee.

The Company’s Compensation Committee charter is available on the Company’s website (www.bxsl.com).

Compensation Committee Interlocks and Insider Participation

During 2023, the Compensation Committee was composed of Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2023, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of trustees or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Trustees or our Compensation Committee during the fiscal year ended December 31, 2023.

Clawback Policy

The Board has adopted a clawback policy (the “Clawback Policy”) which requires the recoupment of certain incentive-based compensation in compliance with Section 303A.14 of The New York Stock Exchange Listed Company Manual (the “Listing Rules”). The Company currently neither pays nor has any plans to pay or otherwise award Incentive Compensation to Covered

Executives (as each is defined in the Clawback Policy), but nevertheless has designed and implemented the Clawback Policy to comply with the Listing Rules. For additional information, please refer to the Clawback Policy filed as Exhibit 97.1 to the Company’s Annual Report.

Certain Relationships and Transactions

Investment Advisory Agreement; Administration Agreement

On October 28, 2021, in connection with the closing of its initial public offering (“IPO”), the Company entered into an amended and restated investment advisory agreement (as amended and restated, the “Investment Advisory Agreement”), pursuant to which the Company pays a fee for the Adviser’s services consisting of two components: a base management fee and an incentive fee. The Adviser implemented a waiver effective from the consummation of the IPO to extend the Company’s pre-IPO fee structure for a period of two years. With the waiver in place, instead of having the base management fee and each incentive fee increase to 1.00% and 17.5%, respectively, following the IPO, each such fee remained at 0.75% and 15.0% for a period of two years following the IPO (the “Waiver Period”). The Waiver Period ended on October 28, 2023. As a result of the fee waiver, the pre-listing management fee and incentive fee rates paid by the Company to the Adviser did not increase during the Waiver Period. Amounts waived by the Adviser are not subject to recoupment by the Adviser.

On October 1, 2018, the Company entered into an Administration Agreement with the Administrator (the “Administration Agreement”). Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of the Company’s NAV, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Administrator may also offer to provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies.

Pursuant to the Investment Advisory Agreement and the Administration Agreement, the Company will reimburse the Adviser and Administrator for certain expenses as they occur. Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of Independent Trustees, or by the holders of a majority of our outstanding voting securities.

For the year ended December 31, 2023, the base management fee was $98.1 million, of which $20.2 million was waived. As of December 31, 2023, $23.0 million was payable to the Adviser relating to management fees. For the years ended December 31, 2023, the Company accrued income based incentive fees of $134.2 million, of which $15.6 million was waived. As of December 31, 2023, $34.4 million was payable to the Adviser for income based incentive fees.

For the year ended December 31, 2023, the Company reversed previously accrued capital gains incentive fees of $(5.5) million as a result of changes in net realized and unrealized losses for the year. As of December 31, 2023, no amount was payable to the Adviser for capital gains based incentive fees. For the year ended December 31, 2023, the Company incurred $2.2 million under the Administration Agreement, which was recorded in administrative service fees in the Company’s Consolidated Statements of Operations. As of December 31, 2023, $1.1 million was unpaid and included in “Due to affiliates” in the Consolidated Statements of Assets and Liabilities in the Company’s Annual Report.

Co-Investment Relief

The Company in the past has co-invested, and in the future will co-invest, with certain affiliates of the Adviser. The Company has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions which could limit our ability to participate in co-investment transactions. Pursuant to such order, the Board has established Board criteria clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more listed or private Blackstone Credit & Insurance BDCs, including the Company (the “Blackstone Credit & Insurance BDCs”) and other public or private Blackstone Credit & Insurance funds that target similar assets. If an investment falls within the Board criteria, Blackstone Credit & Insurance must offer an opportunity for the Blackstone Credit & Insurance BDCs to participate. The Blackstone Credit & Insurance BDCs may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Blackstone Credit & Insurance BDCs (e.g., based on investment strategy). The co-investment is generally allocated to us, any other Blackstone Credit & Insurance BDCs and the other Blackstone Credit & Insurance funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly Board meeting.

Statement of Policy Regarding Transactions with Related Persons

The Board has adopted a written statement of policy regarding transactions with affiliated parties, including related persons (as such term is defined in Item 404 of Regulation S-K). The Board will conduct quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it will consider any conflicts of interest brought to its attention pursuant to the Company’s compliance policies and procedures. The Independent Trustees of the Company are required to review, approve or ratify any transactions with related persons. Each of the Company’s Trustees and executive officers is instructed and periodically reminded to inform the Company’s Chief Compliance Officer or designee of any potential related party transactions.

In the ordinary course of our business, we and our subsidiaries may buy and sell loans to other investors, including QIA FIG Glass Holding Limited or its subsidiaries (“QIA”), on an arm’s-length basis. As a result of its ownership of more than 5% of our common shares of beneficial interest, QIA is considered a “related person” under Item 404 of Regulation S-K. Between January 1, 2023 and June 30, 2024, we sold loans to QIA with an aggregate par value of approximately $90 million for a total cash purchase price based on then-current fair value (at the time of each sale) of approximately $88.46 million.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Company knows of no direct financial or material indirect financial interest of Deloitte in the Company. A representative of Deloitte will be present at the Meeting, and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Meeting and the appointment of Deloitte as independent registered public accounting firm for the fiscal year ending December 31, 2024, is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Principal Accounting Fees and Services

The following table sets forth for the Company the aggregate fees billed by Deloitte for the Company’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

(5) Non-Audit Fees billed by Deloitte for services rendered to the Company, and rendered to the Company’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company.

	2023	2022

Audit Fees	$1,160,000	$970,000

Audit-Related Fees	$232,500	$57,500

Tax Fees	—	—

All Other Fees	—	—

Non-Audit Fees	—	—

Total	$1,392,500	$1,027,500

The Company’s Audit Committee Charter (the “Charter”) requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Company’s independent registered public accounting firm provides to the Company, and (ii) all non-audit services that the Company’s independent registered public accounting firm provides to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed the Company fees for the fiscal years ended December 31, 2023 and December 31, 2022, were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee acts according to the Charter. Robert Bass has been appointed as Chairperson of the Audit Committee of the Company’s Board of Trustees. The Audit Committee is responsible for assisting the Board of Trustees of the Company in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s accounting and financial reporting processes, policies and practices; the integrity of the Company’s financial statements; the adequacy of the Company’s overall system of internal controls; the Company’s compliance with legal and regulatory requirements; the qualification and independence of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function provided by the Adviser and the Company’s other service providers; and the review of the report required to be included in the Company’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Committee include, but are not limited to, reviewing any issues brought to the Committee’s attention by the Company’s independent registered public accounting firm or personnel responsible for management of the Company, resolving any disagreements between the personnel responsible for management of the Company’s independent registered public accounting firm concerning the Company’s financial reporting, reviewing policies with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Committee by the Board of Trustees of the Company. The Charter is available on the Company’s website, www.bxsl.com. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Company’s Board of Trustees and Audit Committee, as representatives of the Company’s shareholders. The independent accountant for the Company reports directly to the Audit Committee.

In performing its oversight function, the Audit Committee reviewed and discussed with management of the Company and the independent accountant, Deloitte, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2023, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent accountant required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from the independent accountant the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Company’s Board of Trustees that the Company’s audited financial statements be included in the Company’s Annual Report.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF TRUSTEES

Robert Bass, Audit Committee Chairperson

James F. Clark

Tracy Collins

Vicki L. Fuller

Michelle Greene

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REQUIRED VOTE

The affirmative vote of a majority of the common shares of beneficial interest present in person or represented by proxy and entitled to vote on this proposal, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. Brokerage firms have the authority under the NYSE Listing Standards to cast votes on certain “routine” matters if they do not receive instructions. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE &

TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Company do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments or postponements, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder & Interested Party Communications with Board of Trustees

Shareholders and other interested parties may mail written communications to the Company’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of Blackstone Secured Lending Fund, 345 Park Avenue, 31st Floor, New York, New York 10154. All shareholder or interested party communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder or interested party communication should not be so forwarded if it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Company or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

To submit a shareholder proposal for the Company’s 2025 annual meeting for inclusion in the Company’s proxy statement and form of proxy, a shareholder is required to send the Company a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the Exchange Act no later than the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting. For the 2025 annual meeting of shareholders, the Company must receive such proposals no later than March 13, 2025. In addition, pursuant to the Company’s By-Laws, a shareholder is required to give to the Company notice of, and specified information with respect to, any proposals (including trustee nominees) that such shareholder intends to present at the 2025 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company). Accordingly, a shareholder’s nomination of a candidate for trustee or other proposal must be received no earlier than April 15, 2025 and no later than May 15, 2025 in order to be considered at the 2025 annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, the Company may solicit proxies in connection with the 2025 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Company does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

YOU CAN VOTE FOR THE BOARD OF TRUSTEES’ NOMINEES AND ON THE OTHER MATTER VIRTUALLY AT THE MEETING BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND THIS PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY PROXY AS SOON AS POSSIBLE; VOTING BY INTERNET, TELEPHONE OR BY MAILING THE PROXY CARD IN ADVANCE OF THE MEETING ARE AVAILABLE OPTIONS.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement and notice of internet availability of proxy materials, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and Annual Report by contacting Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (844) 618-1695. You can also request prompt delivery of a copy of the Annual Report, proxy statement and Notice of Internet Availability of Proxy Materials, by contacting Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (844) 618-1695.

Blackstone Secured Lending

Blackstone
345 Park Avenue
New York, NY 10154
www.bxsl.com

BLACKSTONE SECURED LENDING FUND (BXSL) 345 PARK AVENUE, 31ST FLOOR NEW YORK, NY 10154 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BXSL2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 11, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on September 11, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V52680-P14829 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BXSL THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE TWO CLASS III TRUSTEE NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSAL 2. 1. Elect two Class III Trustee nominees listed in the Proxy Statement. Nominees: For Withhold 1a. Brad Marshall 1b. Tracy Collins For Against Abstain 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion. Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please include your title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting To Be Held On September 12, 2024: The Proxy Statement, Form of Proxy and our 2023 Annual Report are available at www.proxyvote.com Please fold here—Do not separate V52681-P14829 BXSL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 12, 2024 The undersigned shareholder(s) hereby appoint(s) Brad Marshall, Jonathan Bock, Katherine Rubenstein, Teddy Desloge, Matthew Alcide, Oran Ebel and Lucie Enns as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the 2024 Annual Meeting of Shareholders of BXSL, to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/BXSL2024 on Thursday, September 12, 2024 at 10:00 a.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of BXSL which the undersigned would be entitled to vote if present, in accordance with the instructions on the reverse side. The undersigned acknowledge(s) receipt of the Proxy Statement relating to the Meeting and revoke(s) any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the trustee nominees listed on the reverse side and “FOR” proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.